EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Patrick Migliaccio hereby certifies as follows:

(a)	I am the Chief Financial Officer of New Jersey Resources Corporation (the "Company");

(b)
To the best of my knowledge, this quarterly report on Form 10-Q for the fiscal year ended December 31, 2016, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(c)
To the best of my knowledge, based upon a review of this report, the information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 8, 2017	By:	/s/ Patrick Migliaccio
Patrick Migliaccio
Senior Vice President and Chief Financial Officer